Exhibit 99.3

SANMINA-SCI CORPORATION

LETTER OF CONSENT

Relating to the Proposed Waiver under the Indentures
with Respect to the Following Series of Notes:

Title of Securities	Principal Amount Outstanding	CUSIP Number
6¾% Senior Subordinated Notes due 2013	$400,000,000	800907AJ6
8.125% Senior Subordinated Notes due 2016	$600,000,000	800907AK3

To:  Global Bondholder Services Corporation (as Tabulation Agent)

Global Bondholder Services Corporation
65 Broadway – Suite 723
New York, New York 10006
Attn:  Corporate Actions

Banks and Brokers call:  (212) 430-3774
Toll free (866) 470-3800

By Facsimile:
(For Eligible Institutions Only):
(212) 430-3775

Confirmation:
(212) 430-3774

The Consent Solicitation is made by Sanmina-SCI Corporation, a Delaware corporation (“Sanmina-SCI”), only to Holders (as defined below) as of the Record Date (as defined below) of each of the (i)  6¾% Senior Subordinated Notes due 2013 (CUSIP No. 800907AJ6) (the “6¾% Notes”), issued and outstanding under the Indenture, dated as of February 24, 2005, among Sanmina-SCI, as issuer, the notes guarantors party thereto, and U.S. Bank National Association (“U.S. Bank”), as trustee (the “6¾% Notes Trustee”), as supplemented by the First Supplemental Indenture, dated as of September 30, 2005 (as supplemented, the “6¾% Notes Indenture”), and (ii) 8.125% Senior Subordinated Notes due 2016 (CUSIP No. 800907AK3) (the 8.125% Notes, and together with the 6¾% Notes, the “Notes”), issued and outstanding under the Indenture, dated as of February 15, 2006 (the “8.125% Notes Indenture” and together with the 6¾% Notes Indenture, the “Indentures”), among Sanmina-SCI, as issuer, the notes guarantors party thereto, and U.S. Bank, as trustee (the “8.125% Notes Trustee” and together with the 6¾% Notes Trustee, the “Trustee”), as more fully described in the accompanying Consent Solicitation Statement dated August 21, 2006 (as may be amended or supplemented, the “Consent Solicitation Statement”) of Sanmina-SCI.

The term “Record Date” as used herein means 5:00 p.m., New York City time, on August 21, 2006, and the term “Holder” means each person shown on the records of the registrar for the Notes as a registered holder on the Record Date.  Capitalized terms used herein but not defined herein have the meanings given to them in the Consent Solicitation Statement or in the applicable Indenture.

Holders of the Notes who wish to consent to the Proposed Waiver must deliver their properly completed and executed Letter of Consent by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission to the Tabulation Agent (not to Sanmina-SCI, the Solicitation Agents or the Trustee) at its address or facsimile number set forth above in accordance with the instructions set forth herein and in the Consent Solicitation Statement.  However, Sanmina-SCI reserves the right to accept any consent received by it or the Trustee.

Under no circumstances should any person tender or deliver Notes to Sanmina-SCI, the Tabulation Agent, the Solicitation Agents, the Trustee or any other party at any time in connection with the Consent Solicitation or this Letter of Consent.

Only Holders or their duly designated proxies (“Duly Designated Proxies”) are eligible to consent to the Proposed Waiver. Any beneficial owner of Notes who is not a Holder of such Notes must arrange with the person who is the Holder or such Holder’s assignee or nominee to (i) execute and deliver a Letter of Consent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. As of the date of the Consent Solicitation Statement, the only Holder of the Notes is Cede & Co., nominee for The Depository Trust Company (“DTC”).  For purposes of the Consent Solicitation, DTC has authorized DTC participants (“Participants”) set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were Holders of the Notes held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants.

Only Holders of a series of Notes whose properly executed Letters of Consent with respect to such Holders’ Notes are received by the Tabulation Agent on or prior to the Consent Date, and who do not revoke their consent, will be entitled to receive the applicable Consent Fee in the event the Proposed Waiver becomes effective with respect to such series of Notes.  Subject to the terms and conditions of this Consent Solicitation Statement and the related Letter of Consent, Sanmina-SCI will pay the applicable Consent Fee to the Consenting Holders on or prior to the Effective Date applicable to such series of Notes.

CONSENT TO PROPOSED WAIVER

By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement and hereby represents and warrants that the undersigned is a Holder (or Duly Designated Proxy) of the Notes indicated below and has full power and authority to take the action indicated below in respect of such Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by Sanmina-SCI to be necessary or desirable to perfect the undersigned’s consent to the Proposed Waiver.

The undersigned acknowledges that the undersigned must comply with the provisions of this Letter of Consent and complete the information required herein to consent validly to the Proposed Waiver.

By execution hereof, the undersigned acknowledges that Sanmina-SCI has not filed or may fail to file with the Securities and Exchange Commission (the “SEC”), and has not furnished to the applicable Trustee certain of the reports described by the Indenture(s) governing the Notes held by such Holder and called for by the applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

With respect to Holders of the 6¾% Notes, pursuant to Section 513 and Section 902 of the 6¾% Notes Indenture, the undersigned hereby waives any Default or Event of Default (as defined in the 6¾% Notes Indenture), and the consequences thereof, which may arise from a failure to comply with each of Section 704 or Section 1019 of the 6¾% Notes Indenture at any time prior to the close of business on the Waiver Expiration Date, for (i) the reasons set forth in Sanmina-SCI’s Form 12b-25 filed with the SEC on August 11, 2006, (ii) matters reasonably related thereto or (iii) any incidental matters that, collectively, are not material to Sanmina-SCI; provided, however, that this waiver shall not be effective with respect to any Default or Event of Default that would exist after the close of business on the Waiver Expiration Date if Sanmina-SCI fails to comply with the provisions of Section 704 or Section 1019 of the 6¾% Notes Indenture by the close of business on the Waiver Expiration Date (without regard to any cure period).

With respect to Holders of the 8.125% Notes, pursuant to Section 513 and Section 902 of the 8.125% Notes Indenture, the undersigned hereby waives any Default or Event of Default (as defined in the 8.125% Notes Indenture), and the consequences thereof, which may arise from a failure to comply with each of Section 704 or Section 1019 of the 8.125% Notes Indenture at any time prior to the close of business on the Waiver Expiration Date, for (i) the reasons set forth in Sanmina-SCI’s Form 12b-25 filed with the SEC on August 11, 2006, (ii) matters reasonably related thereto or (iii) any incidental matters that, collectively, are not material to Sanmina-SCI; provided, however, that this waiver shall not be effective with respect to any Default or Event of Default that would exist after the close of business on the Waiver Expiration Date if Sanmina-SCI fails to comply with the provisions of Section 704 or Section 1019 of the 8.125% Notes Indenture by the close of business on the Waiver Expiration Date (without regard to any cure period).

The undersigned acknowledges that the Proposed Waiver for either series of Notes will become effective on the Effective Date, which shall occur promptly following (i) receipt of valid and unrevoked consents from Consenting Holders representing a majority of the outstanding aggregate principal amount of such series of Notes, (ii) execution of a Supplemental Indenture to the Indenture governing such series of Notes, if required, and (iii) payment of the applicable Consent Fee.  The effectiveness of the Proposed Waiver with respect to a series of Notes is not conditioned on the effectiveness of the Proposed Waiver with respect to the other series of Notes.  If the Proposed Waiver for either series of Notes becomes effective, it will remain in effect until the Waiver Expiration Date.  The waiver provided by the Proposed Waiver is one-time.  The Proposed Waiver shall be limited as set forth therein and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of either Indenture or any of the instruments or agreements referred to therein or (ii) except as provided in the Proposed Waiver, to prejudice any right or rights which the either Trustee or the Holders may now have or have in the future under or in connection with either Indenture or any of the instruments or agreements referred to therein.  The terms of the Indentures shall remain in full force and effect, except as waived by the Proposed Waiver, and are hereby confirmed.

Execution and delivery of this Letter of Consent by the Holder(s) of a majority in aggregate principal amount of issued and outstanding of the 6¾% Notes shall constitute notice to the 6¾% Notes Trustee of a waiver of any Default and/or Event of Default (as defined in the 6¾% Notes Indenture), and the consequences thereof, which may arise by virtue of Section 704 and Section 1019 of the 6¾% Notes Indenture, for (i) the reasons set forth in Sanmina-SCI’s Form 12b-25 filed with the SEC on August 11, 2006, (ii) matters reasonably related thereto or (iii) any incidental matters that, collectively, are not material to Sanmina-SCI.  Accordingly, in accordance with the Consent Solicitation Statement, and Section 513 and Section 902 of the 6¾% Notes Indenture, if the Proposed Waiver becomes effective, any Default or Event of Default, and the consequences thereof, which may arise under the 6¾% Notes Indenture from a failure to comply with each of Section 704 or Section 1019 of the 6¾% Notes Indenture at any time prior to the close of business on the Waiver Expiration Date, for (i) the reasons set forth in Sanmina-SCI’s Form 12b-25 filed with the SEC on August 11, 2006, (ii) matters reasonably related thereto or (iii) any incidental matters that, collectively, are not material to Sanmina-SCI, shall cease to exist and be deemed to have been cured for every purpose of the Indenture; provided, however, that this waiver shall not be effective with respect to any Default or Event of Default that would exist after the close of business on the Waiver Expiration Date if Sanmina-SCI fails to comply with the provisions of Section 704 or Section 1019 of the 6¾% Notes Indenture by the close of business on the Waiver Expiration Date (without regard to any cure period).

Execution and delivery of this Letter of Consent by the Holder(s) of a majority in aggregate principal amount of issued and outstanding of the 8.125% Notes shall constitute notice to the 8.125% Notes Trustee of a waiver of any Default and/or Event of Default (as defined in the 8.125% Notes Indenture), and the consequences thereof, which may arise by virtue of Section 704 and Section 1019 of the 8.125% Notes Indenture, for (i) the reasons set forth in Sanmina-SCI’s Form 12b-25 filed with the SEC on August 11, 2006, (ii) matters reasonably related thereto or (iii) any incidental matters that, collectively, are not material to Sanmina-SCI.  Accordingly, in accordance with the Consent Solicitation Statement, and Section 513 and Section 902 of the 8.125% Notes Indenture, if the Proposed Waiver becomes effective, any Default or Event of Default, and the consequences thereof, which may arise under the 8.125% Notes Indenture from a failure to comply with each of Section 704 or Section 1019 of the 8.125% Notes Indenture at any time prior to the close of business on the Waiver Expiration Date, for (i) the reasons set forth in Sanmina-SCI’s Form 12b-25 filed with the SEC on August 11, 2006, (ii) matters reasonably related thereto or (iii) any incidental matters that, collectively, are not material to Sanmina-SCI shall cease to exist and be deemed to have been cured for every purpose of the Indenture; provided, however, that this waiver shall not be effective with respect to any Default or Event of Default that would exist after the close of business on the Waiver Expiration Date if Sanmina-SCI fails to comply with the provisions of Section 704 or Section 1019 of the 8.125% Notes Indenture by the close of business on the Waiver Expiration Date (without regard to any cure period).

The undersigned acknowledges that Letters of Consent delivered pursuant to any one of the procedures described under the heading “The Consent Solicitation—Procedures for Consenting” in the Consent Solicitation Statement and in the instructions included in this Letter of Consent will constitute a binding agreement between the undersigned and

Sanmina-SCI upon the terms and subject to the conditions of the Consent Solicitation. The undersigned hereby agrees that it will not revoke any consent it grants hereby except in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

Unless otherwise specified in the table below, this Letter of Consent relates to the total aggregate principal amount of Notes of each series held of record by the undersigned at the close of business on the Record Date. If this Letter of Consent relates to less than the total aggregate principal amount of Notes of each series so held, the undersigned must list on the table below the serial numbers (with respect to the Notes not held by depositaries) and principal amount (in integral multiples of $1,000) of Notes for which consent is given. If the space provided below is inadequate, list the certificate numbers and aggregate principal amounts on a separate signed schedule and affix the schedule to this Letter of Consent.

The undersigned authorizes the Tabulation Agent to deliver this Letter of Consent and any proxy delivered in connection herewith to Sanmina-SCI and the applicable Trustee(s) as evidence of the undersigned’s actions with respect to the Proposed Waiver.

DESCRIPTION OF THE NOTES AS TO WHICH CONSENTS ARE GIVEN

Name and Address of Holder	Serial Number(s)*	Aggregate Principal Amount of each Series of Notes**	Principal Amount With Respect to Which Consents are Given**

Total Principal Amount Consenting of Each Series of Notes: $

*              Need not be completed by Holders whose Notes are held of record by depositaries including DTC.

**           Unless otherwise indicated in the column labeled “Principal Amount With Respect to Which Consents Are Given,” the undersigned will be deemed to have consented in respect of the entire aggregate principal amount indicated in the column labeled “Aggregate Principal Amount of Notes.”  All principal amounts must be in multiples of $1,000.

CONSENT

IMPORTANT—READ CAREFULLY

A Holder must execute this Letter of Consent exactly as its name appears on the Notes.  An authorized Participant must execute this Letter of Consent exactly as its name appears on DTC’s position listing as of the Record Date.  If the Notes are held of record by two or more joint Holders, all such Holders must sign this Letter of Consent.  If a signatory is a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing this Letter of Consent and must submit proper evidence satisfactory to Sanmina-SCI of such person’s authority to so act.  If the Notes are registered in different names, separate Letters of Consent must be executed covering each form of registration.  If this Letter of Consent is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to Sanmina-SCI to execute and deliver this Letter of Consent on behalf of the Holder.

Signature(s) of Holder(s)

Signature(s):

Name(s):

(Please Print)

Date:

Capacity (full title):

Address (Include Zip Code):.

Area Code and Telephone No.:

Wire Transfer Instructions:*

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)
(If required, see instructions 5 and 6 below)

Authorized Signature:

Name and Title:

(Please Print)

Dated:

Name of Firm:

* To be provided if payment is to be made by wire transfer

PROXY WITH RESPECT TO THE CONSENT

The undersigned hereby irrevocably appoints                           , as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver this Letter of Consent on which this Proxy is set forth with respect to the Notes in accordance with the terms of the Consent Solicitation described in the Consent Solicitation Statement, with all the power the undersigned would possess if consenting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE ON THE LATER OF (i) THE DATE THE WAIVER BECOMES EFFECTIVE OR (ii) THE CONSENT DATE.

The aggregate principal amount and serial numbers of Notes as to which this Proxy is given are set forth below.

Series of Notes	Aggregate Principal Amount of Note(s)	Serial Number(s)

IMPORTANT—READ CAREFULLY

This proxy must be signed by the Holder exactly as its name appears on the Notes.  If the Notes are held of record by two more joint Holders, all such Holders must sign this proxy.  If a signatory is a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth the signatory’s full name below.

PLEASE SIGN BELOW (See Instructions 1 and 5 below)

Signature:

Signature

Dated:	, 2006

Name(s):
(Please Print)

Capacity (full title):

Address (Including Zip Code):

Area Code and Telephone Number:

SIGNATURE GUARANTEE
(If Required, see Instructions 5 and 6 below)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Name and Title)

Dated:
(Name of Firm)

INSTRUCTIONS FOR CONSENTING HOLDERS
(FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION)

1. Delivery of this Letter of Consent. Subject to the terms and conditions set forth herein and in the Consent Solicitation Statement, a properly completed and duly executed copy of this Letter of Consent and other documents required by this Letter of Consent must be received by the Tabulation Agent at its address or facsimile number set forth on the cover hereof on or prior to the Consent Date. The method of delivery of this Letter of Consent and all other required documents to the Tabulation Agent is at the risk of the Holder or Duly Designated Proxy, and the delivery will be deemed made only when actually received by the Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Consent should be sent to any person other than the Tabulation Agent.

Any beneficial owner of Notes who is not a Holder of such Notes must arrange with the person who is the Holder (e.g., the beneficial owner’s broker, dealer, commercial bank, trust company or other nominee institution) or such Holder’s assignee or nominee to (i) execute and deliver this Letter of Consent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf.

2. Consent Date. The Consent Solicitation expires at 5:00 p.m., New York City time, on September 6, 2006, unless Sanmina-SCI, in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term “Consent Date” shall mean the latest date and time as so extended. In order to extend the Consent Date, Sanmina-SCI will notify the Tabulation Agent in writing or orally of any extension and will make a public announcement thereof by press release, prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Consent Date. Sanmina-SCI may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines in its sole discretion. Failure by any Holder or beneficial owner of the Notes to be so notified will not affect the extension of the Consent Solicitation.

3. Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by Sanmina-SCI, whose good faith determinations will be conclusive and binding. Sanmina-SCI reserves the absolute right to reject any or all consents and revocations that are not in proper form or the acceptance of which could, in the opinion of Sanmina-SCI’s counsel, be unlawful. Sanmina-SCI also reserves the right to waive any irregularities in connection with deliveries, or Sanmina-SCI may require that such irregularities be cured within such time as Sanmina-SCI determines. None of Sanmina-SCI, the Tabulation Agent, the Solicitation Agents, the Trustee or any other person shall have any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Letters of Consent or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. Sanmina-SCI’s interpretation of the terms and conditions of the Consent Solicitation (including this Letter of Consent and the accompanying Consent Solicitation Statement and the instructions hereto and thereto) will be binding on all parties.

4. Holders Entitled to Consent. Only a Holder (or its Duly Designated Proxy, representative or attorney-in-fact) or another person who has complied with the procedures set forth below may execute and deliver a Letter of Consent. Any beneficial owner or registered holder of the Notes who is not the Holder thereof (e.g., the beneficial owner’s broker, dealer, commercial bank, trust company or other nominee institution) must arrange with such Holder(s) or such Holder’s assignee or nominee to (i) execute and deliver this Letter of Consent to the Tabulation Agent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. For purposes of the Consent Solicitation, the term “Holder” shall be deemed to include Participants through which a beneficial owner’s Notes may be held of record as of the Record Date in DTC. A consent by a Holder or Duly Designated Proxy is a continuing consent notwithstanding that ownership of a Note has been transferred subsequent to the Record Date, unless the Holder or Duly Designated Proxy timely revokes the prior consent in accordance with the procedures set forth herein and in the Consent Solicitation Statement.

5. Signatures on this Letter of Consent. If this Letter of Consent is signed by the Holder(s) of the Notes with respect to which this Letter of Consent is given, the signature(s) of such Holder(s) must correspond with the name(s) as contained on the books of the register maintained by the Trustee or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever.  If any of the Notes with respect to which this Letter of Consent is given were held of record on the Record Date by two or more joint Holders, all such Holders must sign this Letter of

Consent. If any Notes with respect to which this Letter of Consent is given have different Holders, it will be necessary to complete, sign and submit as many separate copies of this Letter of Consent and any necessary accompanying documents as there are different Holders.

If this Letter of Consent is signed by trustees, executors, administrators, guardians, Duly Designated Proxies, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons must indicate such fact when signing and must, unless waived by Sanmina-SCI, submit evidence satisfactory to Sanmina-SCI of their authority to so act along with this Letter of Consent.

6. Signature Guarantees. All signatures on this Letter of Consent must be guaranteed by a firm or other entity identified in Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings institution that is a participant in a Securities Transfer Association recognized program (each an “Eligible Institution”). However, signatures need not be guaranteed if this Letter of Consent is given by or for the account of an Eligible Institution. If the Holder of the Notes is a person other than the signer of this Letter of Consent, see Instruction 5.

7. Revocation of Consent. Any Holder (or Duly Designated Proxy) of Notes as to which a consent has been given may revoke such consent as to such Notes or any series or portion of such Notes (in integral multiples of $1,000) by delivering a written notice of revocation bearing a date later than the date of the prior Letter of Consent to the Tabulation Agent at any time prior to the Revocation Date.  Any notice of revocation received after the Revocation Date will not be given effect.  The transfer of the Notes after the Record Date will not have the effect of revoking any consent theretofore validly given by a Holder of such Notes or Duly Designated Proxy, and each properly completed and executed Letter of Consent will be counted notwithstanding any transfer of the Notes to which such consent relates, unless the procedure for revoking consents described below has been complied with.

To be effective, a notice of revocation must be in writing, must contain the name of the Holder, the Notes to which it relates, and the aggregate principal amount of the Notes to which it relates and must be (a) signed in the same manner as the original Letter of Consent or (b) accompanied by a duly executed proxy or other authorization (in form satisfactory to Sanmina-SCI). Revocation of consents must be sent to the Tabulation Agent at its address set forth in this Letter of Consent.

To be effective, the revocation must be executed by the Holder in the same manner as the name of such Holder appears on the books of the register maintained by the Trustee or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever. If a revocation is signed by a trustee, executor, administrator, guardian, Duly Designated Proxy, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must, unless waived by Sanmina-SCI, submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the consent will be effective only as to the Notes listed on the revocation and only if such revocation complies with the provisions of this Letter of Consent and the Consent Solicitation Statement.  Only a Holder (or Duly Designated Proxy) is entitled to revoke a consent previously given.  A beneficial owner of the Notes must arrange with the Holder to execute and deliver on its behalf a revocation of any consent already given with respect to such Notes.  A transfer of Notes after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the relevant consent to the Proposed Waiver.  A purported notice of revocation that is not received by the Tabulation Agent in a timely fashion and accepted by Sanmina-SCI as a valid revocation will not be effective to revoke a consent previously given.

A revocation of a consent may be rescinded only by the delivery of a written notice of revocation or the execution and delivery of a new Letter of Consent.  A Holder who has delivered a revocation may thereafter deliver a new Letter of Consent by following one of the described procedures at any time prior to the Consent Date.

Prior to the Consent Date, Sanmina-SCI intends to consult with the Tabulation Agent to determine whether the Tabulation Agent has received any revocations of consents.  Sanmina-SCI reserves the right to contest the validity of any such revocations.

8. Backup Withholding.  In general, information reporting requirements will apply to the payment of the Consent Fee. Federal income tax law also imposes “backup withholding” unless a consenting U.S. holder has provided such Holder’s correct taxpayer identification number (“TIN”) which, in the case of a Holder who is an individual, is his or her social security number, and certain other information, or otherwise establishes a basis for exemption from backup withholding.  Completion of the Substitute Form W-9 provided in this Letter of Consent should be used for this purpose.  Exempt Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and information reporting requirements, provided that they properly demonstrate their eligibility for exemption.

If the consenting U.S. holder has not provided the correct TIN and certain other information or an adequate basis for exemption, the Holder may be subject to a penalty imposed by the IRS and the Consent Fee paid to the Holder will be subject to a backup withholding tax of 28%.  Backup withholding is not an additional tax. If any such withholding results in an overpayment of taxes, a refund or credit may be obtained, provided that the required information is provided to the IRS.

The “Applied For” box in Part I of the Substitute Form W-9 may be checked if the consenting U.S. holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future.  If the “Applied For” box in Part I is so checked and the Tabulation Agent is not provided with a TIN by the time of payment, the Tabulation Agent will withhold 28% on all such payments received pursuant to the Consent Solicitation until a TIN is provided to the Tabulation Agent.  A consenting U.S. holder who checks the “Applied For” box in Part I in lieu of furnishing his or her TIN should furnish the Tabulation Agent with such Holder’s TIN as soon as it is received.

In order for a non-U.S. holder to qualify as an exempt recipient, that non-U.S. holder should check the “Exempt from backup withholding” box on the Substitute Form W-9 provided in this Letter of Consent and submit the appropriate Internal Revenue Service Form W-8 (which are available from the Tabulation Agent) signed under penalties of perjury, attesting to that non-U.S. holder’s foreign status.  Sanmina-SCI intends to withhold at a rate of 30% on any Consent Fee paid to a non-U.S. Holder unless such Holder provides either (i) an IRS Form W-8BEN certifying that such non-U.S. holder is eligible for a reduction in the rate of withholding with respect to “Other Income” under the provisions of an applicable federal income tax treaty or (ii) IRS Form W-8ECI certifying that income from such payment is effectively connected with such Holder’s United States trade or business. If such withholding results in an overpayment of federal income taxes, a refund or credit may be obtained from the IRS.

PAYER’S NAME: Global Bondholder Services Corporation (as Tabulation Agent)

SUBSTITUTE
Form W-9	PAYEE INFORMATION (please print or type)
Department of the Treasury
Internal Revenue Service	Individual or
business
name:
Request for Taxpayer Identification Number
and Certification	Check	☐ Individual/Sole Proprietor	☐ Corporation
	appropriate	☐ Partnership	☐ Other
	box:	☐ Exempt from backup withholding

Address
(number,
street, and
apt. or suite
no.):

City, State and
ZIP code:

Part I: Taxpayer Identification Number (“TIN”)
Enter your TIN to the right. For individuals, your TIN is your social		Social security number:
security number. Sole proprietors may enter either their social security number or their employer identification number. For other entities, your
TIN is your employer identification number.		or
Employer identification number:

☐ Applied For

Part II: Certification

Certification Instructions:  You must cross out item 2 below if you have been notified by the Internal Revenue Service (the “IRS”) that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

Under penalties of perjury, I certify that:

1.                                       The number shown on this form is my correct TIN (or a TIN has not been issued to me and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future).  I understand that until I provide my TIN to the payer, a portion of all reportable payments made to me by the payer may be withheld and remitted to the IRS as backup withholding;

2.                                       I am not subject to backup withholding because:  (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.                                       I am a U.S. person (including a U.S. resident alien).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

,2006
Signature	Date

NOTE:   Failure to complete and return this form may result in backup withholding of 28% of any payments made to you pursuant to the Consent Solicitation and a $50 penalty imposed by the IRS.  Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

9. Amendment.  Sanmina-SCI reserves the absolute right, subject to applicable law, to amend or modify the terms of the Consent Solicitation.

10. Questions and Requests for Assistance and Additional Copies.  Questions regarding the Consent Solicitation, requests for assistance in completing and delivery of this Letter of Consent or for additional copies of the Consent Solicitation Statement, this Letter of Consent or other related documents should be directed to the Tabulation Agent as follows:

Global Bondholder Services Corporation
65 Broadway – Suite 723
New York, New York 10006
Attn:  Corporate Actions

Banks and Brokers call:  (212) 430-3774
Toll free (866) 470-3800

By Facsimile:
(For Eligible Institutions Only):
(212) 430-3775

Confirmation:
(212) 430-3774

By Mail, Overnight Courier or Hand Delivery:
65 Broadway – Suite 723
New York, New York 10006